UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 2, 2004


                                  Versata, Inc.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


       DELAWARE                      000-29757                     68-0255203
________________________________________________________________________________
(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)           Identification No.)


     300 Lakeside Drive, Suite 1300, Oakland, California                 94612
 ____________________________________________________________     ______________
           (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: 510-628-1000


            300 Lakeside Drive, Suite 1500, Oakland, California 94612
________________________________________________________________________________
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 2.02 Results of Operations and Financial Condition.

     On September 2, 2004, Versata, Inc. ("Versata") issued a press release announcing its financial results for the fiscal third quarter ended July 31, 2004. A copy of Versata's press release is attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by Versata for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.



Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

EXHIBIT NUMBER                           DESCRIPTION

99.1                                     Press Release dated September 2, 2004*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VERSATA, INC.
                                            -------------
                                            (Registrant)

Date:  September 2, 2004
                                      By: /s/ William Frederick
                                      -------------------------
                                             (Signature)

                                  William Frederick
                                  Chief Financial Officer, Secretary and
                                  Vice President